UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009 (March 12, 2009)

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, MA 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(781-861-8444)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 12, 2009, Endo Pharmaceuticals Holdings Inc. (“Endo”) and the Registrant, a majority-owned subsidiary of Endo, announced that the U.S. Food and Drug Administration (FDA) has accepted for review the complete response submission to the new drug application for Nebido® (testosterone undecanoate) intramuscular injection, an investigational testosterone preparation for the treatment of male hypogonadism. The FDA is targeting September 2, 2009 as the action date for a decision on this application.

A copy of the jointly issued press release is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated March 12, 2009, reporting that the FDA accepted for review the complete response submission to the new drug application for Nebido®

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Indevus Pharmaceuticals, Inc.
(Registrant)

By:	/s/ MICHAEL W. ROGERS
Name:	Michael W. Rogers
Title:	Chief Financial Officer

Dated: March 16, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated March 12, 2009, reporting that the FDA accepted for review the complete response submission to the new drug application for Nebido®